Exhibit 99.2

Trend Sheet for GAAP Statement of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended
	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	Apr 30, 2006	Jan 31, 2006
Income Statement
Net revenues	$75,519	$62,659	$60,380	$76,850	$66,003	$59,315	$56,753	$60,768
Hardware revenues	17,240	6,199	2,293	19,890	13,476	6,503	1,719	14,135
Cost of hardware revenues	29,114	28,271	10,648	43,534	31,925	21,607	15,146	38,811
Service and Technology revenues	$58,279	$56,460	$58,087	$56,960	$52,527	$52,812	$55,034	$46,633
Service revenues	52,940	53,376	54,155	53,543	49,000	49,430	46,951	46,305
Technology revenues	5,339	3,084	3,932	3,417	3,527	3,382	8,083	328
Cost of service & technology revenues	$15,650	$13,760	$13,662	$15,921	$13,826	$12,629	$17,801	$10,129
Cost of service revenues	10,738	10,064	10,155	12,445	10,820	9,628	10,435	10,250
Cost of technology revenues	4,912	3,696	3,507	3,476	3,006	3,001	7,366	(121)
Gross margin of service & technology revenues	$42,629	$42,700	$44,425	$41,039	$38,701	$40,183	$37,233	$36,504
Operating expenses
Research and development	$14,049	$15,070	$14,245	$12,755	$12,221	$12,891	$12,861	$10,693
Sales and marketing	5,967	5,381	5,303	6,784	5,450	5,439	4,847	5,387
Sales and marketing, subscription acquisition costs	9,050	9,015	5,790	9,915	5,016	3,053	2,783	5,951
General and administrative	11,106	10,392	11,222	8,852	9,811	11,091	15,059	11,769
Stock-based compensation	$7,260	$5,242	$4,640	$3,979	$4,083	$3,563	$3,087	$337
Cost of services revenues	178	178	157	117	129	130	94	—
Cost of technology revenues	726	504	463	338	236	243	203	—
Research and development	1,797	1,967	1,628	1,419	1,608	1,451	1,118	46
Sales and marketing	660	332	476	385	474	450	340	75
General and administrative	3,899	2,261	1,916	1,720	1,636	1,289	1,332	216
Interest and other income (expense)	$1,173	$1,540	$1,333	$1,418	$1,158	$959	$1,059	$899
Provision for income tax	—	—	(8)	(17)	(4)	(12)	(19)	(13)
Net income (loss)	(8,244)	(17,690)	835	(19,510)	(11,092)	(6,448)	(10,704)	(21,086)
Net income (loss) per basic and diluted common share	$(0.08)	$(0.18)	$0.01	$(0.20)	$(0.12)	$(0.07)	$(0.13)	$(0.25)
Weighted average common shares outstanding - basic	97,611	97,084	96,829	96,415	91,930	85,978	85,134	84,643
Weighted average common shares outstanding - diluted	97,611	97,084	98,047	96,415	91,930	85,978	85,134	84,643
Balance Sheet & Cash Flow
Cash & cash equivalents, and short-term investments	$82,458	$97,629	$101,784	$128,765	$106,965	$75,118	$92,351	$104,213
Net cash provided by (used in) operating activities (YTD)	(44,523)	(29,906)	(26,213)	(33,507)	(55,212)	(32,796)	(14,150)	3,425

Trend Sheet for Non-GAAP Statement of Operations

(including Non-GAAP Net loss per share) excluding stock based compensation(1)

(unaudited, in thousands, except per share data)

	Three Months Ended
	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	Apr 30, 2006	Jan 31, 2006
Income Statement
Net revenues	$75,519	$62,659	$60,380	$76,850	$66,003	$59,315	$56,753	$60,768
Hardware revenues	17,240	6,199	2,293	19,890	13,476	6,503	1,719	14,135
Cost of hardware revenues	29,114	28,271	10,648	43,534	31,925	21,607	15,146	38,811
Service and Technology revenues	$58,279	$56,460	$58,087	$56,960	$52,527	$52,812	$55,034	$46,633
Service revenues	52,940	53,376	54,155	53,543	49,000	49,430	46,951	46,305
Technology revenues	5,339	3,084	3,932	3,417	3,527	3,382	8,083	328
Cost of service & technology revenues *	$14,746	$13,078	$13,042	$15,466	$13,461	$12,256	$17,504	$10,129
Cost of service revenues *	10,560	9,886	9,998	12,328	10,691	9,498	10,341	10,250
Cost of technology revenues *	4,186	3,192	3,044	3,138	2,770	2,758	7,163	(121)
Gross margin of service & technology revenues *	$43,533	$43,382	$45,045	$41,494	$39,066	$40,556	$37,530	$36,504
Operating expenses
Research and development *	$12,252	$13,103	$12,617	$11,336	$10,613	$11,440	$11,743	$10,647
Sales and marketing *	5,307	5,049	4,827	6,399	4,976	4,989	4,507	5,312
Sales and marketing, subscription acquisition costs	9,050	9,015	5,790	9,915	5,016	3,053	2,783	5,951
General and administrative *	7,207	8,131	9,306	7,132	8,175	9,802	13,727	11,553
Stock-based compensation	$7,260	$5,242	$4,640	$3,979	$4,083	$3,563	$3,087	$337
Cost of services revenues	178	178	157	117	129	130	94	—
Cost of technology revenues	726	504	463	338	236	243	203	—
Research and development	1,797	1,967	1,628	1,419	1,608	1,451	1,118	46
Sales and marketing	660	332	476	385	474	450	340	75
General and administrative	3,899	2,261	1,916	1,720	1,636	1,289	1,332	216
Interest and other income (expense)	$1,173	$1,540	$1,333	$1,418	$1,158	$959	$1,059	$899
Provision for income tax	—	—	(8)	(17)	(4)	(12)	(19)	(13)
Net income (loss)	(984)	(12,448)	5,475	(15,531)	(7,009)	(2,885)	(7,617)	(20,749)
Net income (loss) per basic and diluted common share	$(0.01)	$(0.13)	$0.06	$(0.16)	$(0.08)	$(0.03)	$(0.09)	$(0.25)
Weighted average common shares outstanding - basic	97,611	97,084	96,829	96,415	91,930	85,978	85,134	84,643
Weighted average common shares outstanding - diluted	97,611	97,084	98,047	96,415	91,930	85,978	85,134	84,643

*	Excludes stock-based compensation.

(1)

This presentation is not prepared under a comprehensive set of accounting rules or principles such as GAAP. See attached reconciliation of Non-GAAP Statement of Operations excluding stock based compensation and related note for further explanation of this non-GAAP financial measure presented herein.

TiVo Inc.

Reconciliation of Non-GAAP Statement of Operations (including Non-GAAP Net Loss and Non-GAAP Net Loss Per Share) of TiVo Inc. to

GAAP Statement of Operations (including GAAP Net Loss and GAAP Net Loss Per Share) of TiVo Inc.

FY 2008 Q1-Q3.

excluding Stock-Based Compensation Expense(1)

(unaudited, in thousands except per share data)

	FY 2008 Reconciliation by Quarter
	Q3’08 GAAP	Non-GAAP Adjustments	Q3’08 Non-GAAP	Q2’08 GAAP	Non-GAAP Adjustments	Q2’08 Non-GAAP	Q1’08 GAAP	Non-GAAP Adjustments	Q1’08 Non-GAAP
Revenues
Service revenues	$52,940	$—	$52,940	$53,376	$—	$53,376	$54,155	$—	$54,155
Technology revenues	5,339	—	5,339	3,084	—	3,084	3,932	—	3,932
Hardware revenues	17,240	—	17,240	6,199	—	6,199	2,293	—	2,293

Net revenues	75,519	—	75,519	62,659	—	62,659	60,380	—	60,380
Cost of revenues
Cost of service revenues	10,738	(178)	10,560	10,064	(178)	9,886	10,155	(157)	9,998
Cost of technology revenues	4,912	(726)	4,186	3,696	(504)	3,192	3,507	(463)	3,044
Cost of hardware revenues	29,114	—	29,114	28,271	—	28,271	10,648	—	10,648

Total cost of revenues	44,764	(904)	43,860	42,031	(682)	41,349	24,310	(620)	23,690

Gross margin	30,755	904	31,659	20,628	682	21,310	36,070	620	36,690
Operating Expenses
Research and development	14,049	(1,797)	12,252	15,070	(1,967)	13,103	14,245	(1,628)	12,617
Sales and marketing	5,967	(660)	5,307	5,381	(332)	5,049	5,303	(476)	4,827
Sales and marketing, subscription acquisition costs	9,050	—	9,050	9,015	—	9,015	5,790	—	5,790
General and administrative	11,106	(3,899)	7,207	10,392	(2,261)	8,131	11,222	(1,916)	9,306

Income (loss) from operations	(9,417)	7,260	(2,157)	(19,230)	5,242	(13,988)	(490)	4,640	4,150
Interest income	1,218	—	1,218	1,331	—	1,331	1,416	—	1,416
Interest expense and other	(45)	—	(45)	209	—	209	(83)	—	(83)

Income before income taxes	(8,244)	7,260	(984)	(17,690)	5,242	(12,448)	843	4,640	5,483
Provision for income taxes	—	—	—	—	—	—	(8)	—	(8)

Net income	$(8,244)	$7,260	$(984)	$(17,690)	$5,242	$(12,448)	$835	$4,640	$5,475

Net income per common share basic and diluted	$(0.08)	$—	$(0.01)	$(0.18)	$—	$(0.13)	$0.01	$—	$0.06

Weighted average common shares used to calculate basic net income (loss) per share	97,611	—	97,611	97,084	—	97,084	96,829	—	96,829

Weighted average common shares used to calculate diluted net income (loss) per share	97,611	—	97,611	97,084	—	97,084	98,047	—	98,047

(1)	See related note attached hereto for further information on this Non-GAAP reconciliation.

TiVo Inc.

Reconciliation of Non-GAAP Statement of Operations (including Non-GAAP Net Loss and Non-GAAP Net Loss Per Share) of TiVo Inc. to

GAAP Statement of Operations (including GAAP Net Loss and GAAP Net Loss Per Share) of TiVo Inc.

FY 2007 Q1 through Q4

excluding Stock-Based Compensation Expense(1)

(unaudited, in thousands except per share data)

	FY 2007 Reconciliation by Quarter
	Q4’07 GAAP	Non-GAAP Adjustments	Q4’07 Non-GAAP	Q3’07 GAAP	Non-GAAP Adjustments	Q3’07 Non-GAAP	Q2’07 GAAP	Non-GAAP Adjustments	Q2’07 Non-GAAP	Q1’07 GAAP	Non-GAAP Adjustments	Q1’07 Non-GAAP
Revenues
Service revenues	$53,543	$—	$53,543	$49,000	$—	$49,000	$49,430	$—	$49,430	$46,951	$—	$46,951
Technology revenues	3,417	—	3,417	3,527	—	3,527	3,382	—	3,382	8,083	—	8,083
Hardware revenues	19,890	—	19,890	13,476	—	13,476	6,503	—	6,503	1,719	—	1,719

Net revenues	76,850	—	76,850	66,003	—	66,003	59,315	—	59,315	56,753	—	56,753

Cost of revenues
Cost of service revenues	12,445	(117)	12,328	10,820	(129)	10,691	9,628	(130)	9,498	10,435	(94)	10,341
Cost of technology revenues	3,476	(338)	3,138	3,006	(236)	2,770	3,001	(243)	2,758	7,366	(203)	7,163
Cost of hardware revenues	43,534	—	43,534	31,925	—	31,925	21,607	—	21,607	15,146	—	15,146

Total cost of revenues	59,455	(455)	59,000	45,751	(365)	45,386	34,236	(373)	33,863	32,947	(297)	32,650

Gross margin	17,395	455	17,850	20,252	365	20,617	25,079	373	25,452	23,806	297	24,103
Operating Expenses
Research and development	12,755	(1,419)	11,336	12,221	(1,608)	10,613	12,891	(1,451)	11,440	12,861	(1,118)	11,743
Sales and marketing	6,784	(385)	6,399	5,450	(474)	4,976	5,439	(450)	4,989	4,847	(340)	4,507
Sales and marketing, subscription acquisition costs	9,915	—	9,915	5,016	—	5,016	3,053	—	3,053	2,783	—	2,783
General and administrative	8,852	(1,720)	7,132	9,811	(1,636)	8,175	11,091	(1,289)	9,802	15,059	(1,332)	13,727

Loss from operations	(20,911)	3,979	(16,932)	(12,246)	4,083	(8,163)	(7,395)	3,563	(3,832)	(11,744)	3,087	(8,657)
Interest income	1,426	—	1,426	1,291	—	1,291	988	—	988	1,062	—	1,062
Interest expense and other	(8)	—	(8)	(133)	—	(133)	(29)	—	(29)	(3)	—	(3)

Loss before income taxes	(19,493)	3,979	(15,514)	(11,088)	4,083	(7,005)	(6,436)	3,563	(2,873)	(10,685)	3,087	(7,598)
Provision for income taxes	(17)	—	(17)	(4)	—	(4)	(12)	—	(12)	(19)	—	(19)

Net Loss	$(19,510)	$3,979	$(15,531)	$(11,092)	$4,083	$(7,009)	$(6,448)	$3,563	$(2,885)	$(10,704)	$3,087	$(7,617)

Net loss per common share basic and diluted	$(0.20)	$—	$(0.16)	$(0.12)	$—	$(0.08)	$(0.07)	$—	$(0.03)	$(0.13)	$—	$(0.09)

Weighted average common shares used to calculate basic and diluted net loss per share	96,415	—	96,415	91,930	—	91,930	85,978	—	85,978	85,134	—	85,134

(1)	See related note attached hereto for further information on this Non-GAAP reconciliation.

TiVo Inc.

Reconciliation of Non-GAAP Statement of Operations (including Non-GAAP Net Loss and Non-GAAP Net Loss Per Share) of TiVo Inc. to

GAAP Statement of Operations (including GAAP Net Loss and GAAP Net Loss Per Share) of TiVo Inc.

FY 2006 Q4

excluding Stock-Based Compensation Expense(1)

(unaudited, in thousands except per share data)

	FY 2006 Reconciliation by Quarter
	Q4’06 GAAP	Non-GAAP Adjustments	Q4’06 Non-GAAP
	Adjusted
Revenues
Service revenues	$46,305	$—	$46,305
Technology revenues	328	—	328
Hardware revenues	14,135	—	14,135

Net revenues	60,768	—	60,768
Cost of revenues
Cost of service revenues	10,250	—	10,250
Cost of technology revenues	(121)	—	(121)
Cost of hardware revenues	38,811	—	38,811

Total cost of revenues	48,940	—	48,940

Gross margin	11,828	—	11,828
Operating Expenses
Research and development	10,693	(46)	10,647
Sales and marketing	5,387	(75)	5,312
Sales and marketing, subscription acquisition costs	5,951	—	5,951
General and administrative	11,769	(216)	11,553

Loss from operations	(21,972)	337	(21,635)
Interest income	900	—	900
Interest expense and other	(1)	—	(1)

Loss before income taxes	(21,073)	337	(20,736)
Provision for income taxes	(13)	—	(13)

Net Loss	$(21,086)	$337	$(20,749)

Net loss per common share basic and diluted	$(0.25)	$—	$(0.25)

Weighted average common shares used to calculate basic and diluted net loss per share	84,643	—	84,643

(1)	See related note attached hereto for further information on this Non-GAAP reconciliation.

Note to Trended Non-GAAP Statement of Operations Excluding Stock-Based Compensation Expense.

These FY08 Q3 Key Financial Metric Trend Sheets include the Non-GAAP Statement of Operations adjusted to exclude stock-based compensation expense from the related GAAP line items, including non-GAAP loss from operations. We use these non-GAAP financial measures for internal managerial purposes and to facilitate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with our results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to loss from operations, and net loss and net loss per share calculated in accordance with generally accepted accounting principles.

In addition, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation enhances the ability of management and investors to compare our core operating results over multiple periods. We do not use stock-based compensation expense in our internal measures. A limitation associated with these non-GAAP measures is that they do not include any stock-based compensation expense related to hiring, retaining, and incentivizing the Company’s workforce.

Trend Sheet for Non-GAAP Key Financial Metrics(1)

(unaudited, in thousands except per share data)

	Three Months Ended
	Oct 31, 2007	July 31, 2007	Apr 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	Apr 30, 2006	Jan 31, 2006
Reconciliation to EBITDA and Adjusted EBIDTA
Net income (loss)	$(8,244)	$(17,690)	$835	$(19,510)	$(11,092)	$(6,448)	$(10,704)	$(21,086)
Add back:
Depreciation & amortization	2,445	2,586	2,620	1,944	2,217	1,868	1,730	1,757
Interest income & expense	(1,201)	(1,324)	(1,400)	(1,423)	(1,246)	(988)	(1,060)	(898)
Provision for income tax	—	—	8	17	4	12	19	13
EBITDA	$(7,000)	$(16,428)	$2,063	$(18,972)	$(10,117)	$(5,556)	$(10,015)	$(20,214)
Stock-based compensation	7,260	5,242	4,640	3,979	4,083	3,563	3,087	337
Adjusted EBITDA	$260	$(11,186)	$6,703	$(14,993)	$(6,034)	$(1,993)	$(6,928)	$(19,877)
Subscription Metrics
TiVo-Owned subscription gross additions	69	41	57	163	101	74	91	221
TiVo-Owned subscription cancellations	(65)	(60)	(56)	(62)	(48)	(44)	(40)	(38)
TiVo-Owned churn rate per month	-1.3%	-1.2%	-1.1%	-1.2%	-1.0%	-0.9%	-0.9%	-0.9%
TiVo-Owned net additions (losses)	4	(19)	1	101	53	30	51	183
TiVo-Owned cumulative subscriptions	1,712	1,708	1,727	1,726	1,625	1,572	1,542	1,491
% of TiVo-Owned cumulative subscriptions paying recurring fees	60%	59%	59%	58%	55%	53%	52%	51%
Fully Amortized Active Lifetime Subscriptions	190	180	179	165	138	129	122	100
MSOs/Broadcasters’ Net additions (losses)	(134)	(126)	(103)	(91)	(37)	(29)	2	173
Total subscription net additions (losses)	(130)	(145)	(102)	10	16	1	53	356
Total cumulative subscriptions	4,067	4,197	4,342	4,444	4,434	4,418	4,417	4,364
TiVo-Owned ARPU & Subscription Acquisition Costs
TiVo-Owned-related service revenues	46,341	46,823	46,995	45,091	41,427	41,234	38,942	36,703
TiVo-Owned average subscriptions	1,708	1,719	1,729	1,673	1,596	1,559	1,520	1,388
TiVo-Owned ARPU per month	$9.04	$9.08	$9.06	$8.98	$8.65	$8.82	$8.54	$8.81
TiVo-Owned total acquisition costs	20,924	31,087	14,145	33,559	23,465	18,157	16,210	30,627
TiVo-Owned subscription gross additions	69	41	57	163	101	74	91	221
TiVo-Owned subscription acquisition costs	303	758	248	206	232	245	178	139
MSOs/Broadcasters’ ARPU
MSOs/Broadcasters’-related service revenues	6,599	6,553	7,160	8,452	7,573	8,196	8,009	9,602
MSOs/Broadcasters’ average subscriptions	2,422	2,554	2,668	2,767	2,837	2,858	2,881	2,818
MSOs/Broadcasters’ ARPU per month	$0.91	$0.86	$0.89	$1.02	$0.89	$0.96	$0.93	$1.14

(1)

This presentation is not prepared under a comprehensive set of accounting rules or principles such as GAAP. See attached reconciliation of Non-GAAP Statement of Operations excluding stock based compensation and related note for further explanation of this non-GAAP financial measure presented herein.

EBITDA and Adjusted EBITDA Results. TiVo’s “EBITDA” means income before interest income and expense, provision for income taxes and depreciation and amortization. TiVo’s “Adjusted EBITDA” is EBITDA less expense for stock-based compensation. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles, which we refer to as GAAP. TiVo’s EBITDA and Adjusted EBITDA results are calculated by adjusting GAAP net income to exclude the effects of items that management believes are not directly related to the underlying performance of TiVo’s core business operations. A table reconciling TiVo’s EBITDA and Adjusted EBITDA to GAAP net income is included with the condensed consolidated financial statements attached to this release. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of our results of operations and we believe that EBITDA and Adjusted EBITDA are useful to investors because EBITDA and Adjusted EBITDA are commonly used to analyze companies on the basis of operating performance. In addition, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation enhances the ability of management and investors to compare our core operating results over multiple periods. We do not use stock-based compensation expense in our internal measures. A limitation associated with these non-GAAP measures is that they do not include any stock-based compensation expense related to hiring, retaining, and incentivizing the Company’s workforce. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.

	Three Months Ended
(Subscriptions in thousands)	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006	Jan 31, 2006
TiVo-Owned Subscription Gross Additions:	69	41	57	163	101	74	91	221
Subscription Net Additions/(Losses):
TiVo-Owned	4	(19)	1	101	53	30	51	183
MSOs/Broadcasters	(134)	(126)	(103)	(91)	(37)	(29)	2	173

Total Subscription Net Additions/(Losses)	(130)	(145)	(102)	10	16	1	53	356
Cumulative Subscriptions:
TiVo-Owned	1,712	1,708	1,727	1,726	1,625	1,572	1,542	1,491
MSOs/Broadcasters	2,355	2,489	2,615	2,718	2,809	2,846	2,875	2,873

Total Cumulative Subscriptions	4,067	4,197	4,342	4,444	4,434	4,418	4,417	4,364
Fully Amortized Active Lifetime Subscriptions	190	180	179	165	138	129	122	100
% of TiVo-Owned Cumulative Subscriptions paying recurring fees	60%	59%	59%	58%	55%	53%	52%	51%

	Three Months Ended
(Subscriptions in thousands)	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006	Jan 31, 2006
Average TiVo-Owned subscriptions	1,708	1,719	1,729	1,672	1,596	1,559	1,520	1,388
TiVo-Owned subscription cancellations	(65)	(60)	(56)	(62)	(48)	(44)	(40)	(38)

TiVo-Owned Churn Rate per month	-1.3%	-1.2%	-1.1%	-1.2%	-1.0%	-0.9%	-0.9%	-0.9%

TiVo-Owned Churn Rate per Month. Management reviews this metric, and believes it may be useful to investors, in order to evaluate our ability to retain existing TiVo-Owned subscriptions (including both monthly and product lifetime subscriptions) by providing services that are competitive in the market. Management believes factors such as service enhancements, service commitments, higher customer satisfaction, and improved customer support may improve this metric. Conversely, management believes factors such as increased competition, lack of competitive service features such as high definition television recording capabilities for our low cost product offerings, and increased price sensitivity may cause our TiVo-Owned Churn Rate per month to increase.

We define the TiVo-Owned Churn Rate per month as the total TiVo-Owned subscription cancellations in the period divided by the Average TiVo-Owned subscriptions for the period (including both monthly and product lifetime subscriptions), which then is divided by the number of months in the period. We calculate Average TiVo-Owned subscriptions for the period by adding the average TiVo-Owned subscriptions for each month and dividing by the number of months in the period. We calculate the average TiVo-Owned subscriptions for each month by adding the beginning and ending subscriptions for the month and dividing by two. We are not aware of any uniform standards for calculating churn and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
Subscription Acquisition Costs	Oct 31, 2007	Jul 31, 2007	Apr 30, 2007	Jan 31, 2007	Oct 31, 2006	Jul 31, 2006	Apr 30, 2006	Jan 31, 2006
		(In thousands, except SAC)
Sales and marketing, subscription acquisition costs	$9,050	$9,015	$5,790	$9,915	$5,016	$3,053	$2,783	$5,951
Hardware revenues	(17,240)	(6,199)	(2,293)	(19,890)	(13,476)	(6,503)	(1,719)	(14,135)
Cost of hardware revenues	29,114	28,271	10,648	43,534	31,925	21,607	15,146	38,811

Total Acquisition Costs	20,924	31,087	14,145	33,559	23,465	18,157	16,210	30,627

TiVo-Owned Subscription Gross Additions	69	41	57	163	101	74	91	221
Subscription Acquisition Costs (SAC)	$303	$758	$248	$206	$232	$245	$178	$139

Subscription Acquisition Cost or SAC. Management reviews this metric, and believes it may be useful to investors, in order to evaluate trends in the efficiency of our marketing programs and subscription acquisition strategies. We define SAC as our total acquisition costs for a given period divided by TiVo-Owned subscription gross additions for the same period. In the first fiscal quarter of 2008, we revised our definition of total acquisition costs. We now define total acquisition costs as sales and marketing, subscription acquisition costs less net hardware revenues (defined as gross hardware revenues less rebates, revenue share and market development funds paid to retailers) plus cost of hardware revenues. The sales and marketing, subscription acquisition costs line item includes advertising expenses and promotion-related expenses directly related to subscription acquisition activities, but does not include expenses related to advertising sales. We do not include third parties subscription gross additions, such as MSOs/Broadcasters’ gross additions with TiVo subscriptions, in our calculation of SAC because we incur limited or no acquisition costs for these new subscriptions. We are not aware of any uniform standards for calculating total acquisition costs or SAC and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
TiVo-Owned Average Revenue per Subscription	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006	Jan 31, 2006
			(In thousands, except ARPU)
Total Service revenues	52,940	53,376	54,155	53,543	49,000	49,430	46,951	46,305
Less: MSOs/Broadcasters-related service revenues	(6,599)	(6,553)	(7,160)	(8,452)	(7,573)	(8,196)	(8,009)	(9,602)

TiVo-Owned-related service revenues	46,341	46,823	46,995	45,091	41,427	41,234	38,942	36,703
Average TiVo-Owned revenues per month	15,447	15,608	15,665	15,030	13,809	13,745	12,981	12,234
Average TiVo-Owned per month subscriptions	1,708	1,719	1,729	1,673	1,596	1,559	1,520	1,388

TiVo-Owned ARPU per month	$9.04	$9.08	$9.06	$8.98	$8.65	$8.82	$8.54	$8.81

	Three Months Ended
MSOs/Broadcasters Average Revenue per Subscription	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006	Jan 31, 2006
			(In thousands, except ARPU)
Total Service revenues	52,940	53,376	54,155	53,543	49,000	49,430	46,951	46,305
Less: TiVo-Owned-related service revenues	(46,341)	(46,823)	(46,995)	(45,091)	(41,427)	(41,234)	(38,942)	(36,703)

MSOs/Broadcasters-related service revenues	6,599	6,553	7,160	8,452	7,573	8,196	8,009	9,602
Average MSOs/Broadcasters revenues per month	2,200	2,184	2,387	2,817	2,524	2,732	2,670	3,201
Average MSOs/Broadcasters per month subscriptions	2,422	2,554	2,668	2,767	2,837	2,858	2,881	2,818

MSOs/Broadcasters ARPU per month	$0.91	$0.86	$0.89	$1.02	$0.89	$0.96	$0.93	$1.14

Average Revenue Per Subscription or ARPU. Management reviews this metric, and believes it may be useful to investors, in order to evaluate the potential of our subscription base to generate revenues from a variety of sources, including subscription fees, advertising, and audience research measurement. ARPU does not include rebates, revenue share and other payments to channel that reduce our GAAP revenues. As a result, you should not use ARPU as a substitute for measures of financial performance calculated in accordance with GAAP. Management believes it is useful to consider this metric excluding the costs associated with rebates, revenue share and other payments to channel because of the discretionary and varying nature of these expenses and because management believes these expenses, which are included in hardware revenues, net, are more appropriately monitored as part of SAC. We are not aware of any uniform standards for calculating ARPU and caution that our presentation may not be consistent with that of other companies.

We calculate ARPU per month for TiVo-Owned subscriptions by subtracting MSOs/Broadcaster-related service revenues (which includes MSOs/Broadcasters’ subscription service revenues and MSOs/Broadcasters’-related advertising revenues) from our total reported net service revenues and dividing the result by the number of months in the period. We then divide by Average TiVo-Owned subscriptions for the period, calculated as described above for churn rate. The above table shows this calculation.

We calculate ARPU per month for MSOs/Broadcasters’ subscriptions by first subtracting TiVo-Owned-related service revenues (which includes TiVo-Owned subscription service revenues and TiVo-Owned related advertising revenues) from our total reported service revenues. Then we divide average revenues per month for MSOs/Broadcasters’-related service revenues by average MSOs/Broadcasters’ subscriptions for the period. The above table shows this calculation.

Beginning in February 2006, pursuant to the most recent amendment of our agreement with DIRECTV, TiVo defers a portion of the DIRECTV subscription fees equal to the fair value of the undelivered development services. Additionally, beginning in February 2007, DIRECTV began paying us a monthly fee for all DIRECTV households with DIRECTV receivers with TiVo service similar to the lower amount paid by DIRECTV for households with DIRECTV receivers with TiVo service deployed since March 15, 2002, subject to a monthly minimum payment by DIRECTV.